UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2005

COOPER TIRE & RUBBER COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-04329	34-4297750

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Lima Avenue, Findlay, Ohio	45840

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (419) 423-1321

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On May 9, 2005, Cooper Tire & Rubber Company issued a press release announcing that it has commenced a fixed spread tender offer to purchase for cash any and all of the $350 million aggregate principal amount outstanding of its 7 3/4% Notes due 2009. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Number	Exhibit

99.1	Press release, dated May 9, 2005

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY
By:	/s/ James E. Kline

Name: James E. Kline Title: Vice President, General Counsel and Secretary

     Date: May 9, 2005

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INDEX TO EXHIBITS

Number	Description

99.1	Press release, dated May 9, 2005

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